Power of Attorney

I, Emanuel Alves, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Emanuel Alves	Director	April 22, 2022

Emanuel Alves

Power of Attorney

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly	Director	April 22, 2022

Paul M. Connolly

Power of Attorney

I, Thomas Edward Hampton, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Edward Hampton	Director	April 22, 2022

Thomas Edward Hampton

Power of Attorney

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	April 22, 2022

Marianne Harrison

Power of Attorney

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam	Director	April 22, 2022

J. Stephanie Nam

Power of Attorney

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross	Director	April 22, 2022

Ken Ross

Power of Attorney

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.	Director	April 22, 2022

Rex Schlaybaugh, Jr.

Power of Attorney

I, Brooks Tingle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle	Director	April 22, 2022

Brooks Tingle

Power of Attorney

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Shamus Weiland	Director	April 22, 2022

Shamus Weiland

Power of Attorney

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933:   033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933:   333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 22, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong	Director	April 22, 2022

Henry H. Wong